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                                                                      Ex. 10.1.4
                                                                [EXECUTION COPY]

                             AMENDMENT NO. 1

    AMENDMENT NO. 1 (the "AMENDMENT") dated as of April 23, 1999 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of March 15, 1999 (the "Credit Agreement"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                          W I T N E S S E T H :

    WHEREAS, the Company and the Lenders have agreed to increase the maximum aggregate amount of letter of credit liabilities from $5,000,000 to $10,000,000;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

    SECTION 2. AMENDMENT OF SECTION 2.02. Section 2.02(a) of the Credit Agreement is amended by replacing the number "$5,000,000" with the number "$10,000,000".

    SECTION 3. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

    SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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    SECTION 5.  COUNTERPARTS; EFFECTIVENESS.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received from each of the Company and the Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.






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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       APPLIED EXTRUSION TECHNOLOGIES, INC.



                                       By /s/ Gerald M. Haines II
                                          ----------------------------------
                                          Name: Gerald M. Haines II
                                          Title: Vice President and
                                                 General Counsel


                                       THE CHASE MANHATTAN BANK



                                       By /s/ Peter Dedousis
                                          ----------------------------------
                                          Name: Peter Dedousis
                                          Title: Managing Director


                                       LASALLE BUSINESS CREDIT, INC.



                                       By  /s/ John C. Baier
                                          ----------------------------------
                                          Name: John C. Baier
                                          Title: Vice President


                                       FLEET NATIONAL BANK



                                       By /s/ H. Ellery Perkinson
                                          ----------------------------------
                                          Name: H. Ellery Perkinson
                                          Title: Vice President




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                                       PNC BANK, N.A.



                                       By /s/ Craig T. Sheetz
                                          ----------------------------------
                                          Name: Craig T. Sheetz
                                          Title: Vice President



                                       FIRST UNION NATIONAL BANK



                                       By /s/ John T. Trainor
                                          ----------------------------------
                                          Name: John T. Trainor
                                          Title: Vice President







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